UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015 (November 20, 2015)

PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-27026	77-0254621
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1545 Barber Lane, Milpitas, California		95035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 232-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pericom Semiconductor Corporation (“Pericom” of the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on November 20, 2015, (the “Original Report”) to amend and modify the disclosure provided in Item 5.07 of the Original Report by reporting the final voting results of each proposal voted upon at the special meeting of shareholders held on November 20, 2015. Other than as noted above, no other changes or revisions were made to the original 8-K filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the special meeting of shareholders held on November 20, 2015, the shareholders of Pericom voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on October 30, 2015. The final voting results regarding each proposal are set forth below. There were 21,891,319 shares issued and outstanding on the record date for the special meeting and entitled to vote thereat, and 16,497,993 shares were represented in person or by proxy at the special meeting, which number constituted a quorum.

Proposal No. 1. Approval of the Agreement and Plan of Merger, dated as of September 2, 2015 (the “Merger Agreement”) by and among Pericom, Diodes Incorporated, a Delaware corporation, and PSI Merger Sub, Inc., a California corporation and a wholly owned subsidiary of Diodes Incorporated, and the merger of PSI Merger Sub, Inc. with and into Pericom (the “Merger”) with Pericom surviving the Merger as a direct wholly owned subsidiary of Diodes Incorporated pursuant thereto (the “Merger Proposal”).

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain
15,389,992	892,784	215,217

Proposal No. 2. Approval to adjourn the special meeting to solicit additional votes to approve the Merger Proposal, if necessary or appropriate.

For	Against	Abstain
15,004,582	1,276,021	217,389

Adjournment of the special meeting was deemed not necessary or appropriate because there was a quorum present and there were sufficient votes at the time of the special meeting to approve the adoption of the Merger Agreement.

Proposal No. 3. Approval, on a non-binding, advisory basis, of certain compensation that will or may become payable to certain named executive officers of Pericom that is based on or otherwise relates to the Merger.

For	Against	Abstain
15,241,447	1,031,926	224,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

Dated: November 25, 2015	/s/ Kevin Bauer
Name: Kevin S. Bauer
Title: Chief Financial Officer